                     [PHOTO OF WOMAN WITH 3 KIDS]

                                                                          [LOGO]

THE STRONG VALUE FUND
--------------------------------------------------------------------------------
          Annual Report - December 31, 1999

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

As an apprentice investment analyst in the 1960s, I observed and experienced powerful economic and stock market growth. The explosive stock market was very profitable for investors, and I always planned for the time when I'd be able to position our investors to take advantage of that kind of growth again. The dramatic market move of the late 1990s reminded me of those days in the 1960s and provided an excellent opportunity.

In our strategic planning effort, what Strong saw coming in the 1990s was a powerful wave of innovation and technological change that was going to affect the way we all lived our daily lives. We knew the successful companies of the future would be those that moved quickly to embrace this new way of thinking. It was Strong's responsibility to ensure that our shareholders benefited from this change and capitalized on the opportunity.

How did Strong position our investors to take advantage of the coming growth? First, we expanded our fund lineup to offer quality choices in every asset class. We then put technology to work in a number of ways--all intended to provide our customers and portfolio managers with state-of-the-art tools for better decision making, and to enhance the customer experience in every interaction with Strong. And as we made these improvements, we always stayed true to our commitment to developing a one-on-one relationship with each of our investors.

When it comes right down to it, it's our job to make you money. And many of you benefited in 1999, the most exceptional performance year in Strong's history. Many major financial publications have also recently recognized Strong.

What can you expect from Strong in the future? We'll continue working to improve our investment management expertise to try to deliver market-beating results year after year. And we'll continue to innovate and develop practical technology solutions aimed at helping you make better investment decisions. And you can be assured that we will continue to work to deliver the "across-the-kitchen-table" customer experience you've come to expect from STRONG.

                                                        /s/ DICK

                                   THE STRONG
                                      VALUE
                                      FUND
                                      ----

                       ANNUAL REPORT - DECEMBER 31, 1999

                               Table of Contents

INVESTMENT REVIEW
     The Strong Value Fund ................................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities ................................4

     Statement of Assets and Liabilities ..................................6

     Statement of Operations ..............................................7

     Statements of Changes in Net Assets ..................................8

     Notes to Financial Statements ........................................9

FINANCIAL HIGHLIGHTS .....................................................11

REPORT OF INDEPENDENT ACCOUNTANTS ........................................12

                             THE STRONG VALUE FUND
                             ---------------------

PERSPECTIVES
FROM THE MANAGERS


/s/ Laura J. Sloate                                    /s/ Jeff B. Cohen
Laura J. Sloate                                        Jeff B. Cohen
Portfolio Co-manager                                   Portfolio Co-manager

--------------------------------------------------------------------------------

For most of the 1990s, mergers and corporate restructurings were the catalysts that generated good stock performance. In 1999, such activity failed to serve as a catalyst to performance, and these companies dramatically underperformed. As a result, the Fund lowered its exposure to companies created via mergers.

Rising stock volatility had a significant effect on value stocks. Before 1999, the stock impact of a slight earnings or sales miss by a value company was minimal as patient value investors focused on the longer term. This year, no miss was too small to ignore. Stocks declined 20% to 50% in one day as a result of shortfalls. No doubt, the stellar returns of the Internet and wireless communications companies, which have not yet been held accountable for profitability targets, exacerbated the trend against value stocks by greatly increasing the opportunity cost of patient capital.

We increased the Fund's exposure to companies selling at a discount to the market or to their peers that generate earnings growth internally (i.e., without significant mergers). We purchased several newspaper stocks (New York Times, Gannett, and Knight Ridder) as strong advertising gains led to higher earnings and cash flow. We intitiated a position in Convergys, a leading billing outsourcing company to the cable and wireless industry. Unit and volume growth in these industries should drive earnings growth at Convergys.

--------------------------------------------------------------------------------

THE STELLAR RETURNS OF THE INTERNET AND WIRELESS COMPANIES... EXACERBATED THE TREND AGAINST VALUE STOCKS BY GREATLY INCREASING THE OPPORTUNITY COST OF PATIENT CAPITAL.

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong Value Fund returned -1.96% for the year ended December 31, 1999, while the S&P 500 Stock Index returned 21.04%.*

- The Fund was hurt by holdings in companies created from merger activity. These stocks experienced significant declines when the mergers fell short of the financial goals that management had projected and investors had expected.

- The Fund's performance was also penalized by an underweighting in technology stocks, the market's best performing sector.

- Strong positive contributions came from several financial, telecommunications, and media stocks.

--------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 As of 12-31-99

                              1-year        -1.96%

                              3-year        12.45%

                        Since Inception     13.53%
                          (on 12-29-95)

--------------------------------------------------------------------------------
[SIDENOTE]
                                  FIVE LARGEST
                                 STOCK HOLDINGS

                      As of 12-31-99

                SECURITY           % OF NET ASSETS
--------------------------------------------------------------------------------
                CBS Corporation               5.7%

                Federated Department
                Stores, Inc.                  4.6%

                McDonald's Corporation        4.1%

                American International
                Group, Inc.                   3.9%

                Associates First
                Capital Corporation           3.5%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

--------------------------------------------------------------------------------

Tax selling at year-end affected a number of the Fund's holdings. Many are priced below their perceived value and their future growth prospects.

Going forward, as the effects of rising interest rates slowly take hold, consumer spending should moderate from its current torrid pace by the second half of the year. In this likely scenario, U.S. economic growth will slow. Technology-driven productivity gains should dampen the effect of higher wages. As the 2000 presidential campaign gets underway, we expect that political rhetoric (e.g., the recent healthcare proposals) will have a dampening effect on the market.

Internet and wireless stocks currently have no valuation limits because of perceived high growth potentials. While the underlying technology benefits are real, at current valuations, some as high as several hundred times revenues, these stocks do not represent attractively priced investment opportunities.

As always, we will seek out investments in sound companies where a catalyst for positive change is in place and where there is value relative to assets, earnings power, or cash generating ability. We believe that this analytical approach makes us poised to capitalize on the opportunities presented by the continuing volatility in equity markets in the months ahead.

We appreciate your trust and thank you for your patience in the Strong
Value Fund.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-29-95 to 12-31-99

                 THE STRONG          S&P 500             Lipper Large-Cap
                 VALUE FUND        Stock Index*         Value Funds Index*
                 ----------        -----------          -----------------
12/95             $10,000            $10,000                 $10,000
 6/96             $11,073            $11,010                 $10,884
12/96             $11,682            $12,296                 $12,107
 6/97             $13,140            $14,830                 $14,189
12/97             $14,710            $16,398                 $15,554
 6/98             $16,453            $19,303                 $17,539
12/98             $16,941            $21,085                 $18,391
 6/99             $17,742            $23,696                 $20,456
12/99             $16,610            $25,522                 $20,373

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG VALUE FUND SEEKS CAPITAL GROWTH BY USING A FOUR-STEP INVESTMENT APPROACH. FIRST, THE MANAGERS IDENTIFY TRENDS OR EVENTS THAT MAY INCREASE A STOCK'S VALUE. SECOND, THEY LOOK FOR LARGE- AND MEDIUM-CAPITALIZATION COMPANIES WITH COMPETITIVE ADVANTAGES. THIRD, THEY LOOK FOR COMPANIES THEY BELIEVE ARE INEXPENSIVELY PRICED. FINALLY, THEY EMPLOY A STRICT STOCK-SELLING APPROACH.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The stock market completed another strong year in the face of a 140-basis-point increase in long-term interest rates. Technology stocks drove the market higher as investors paid tremendous premiums for companies with internally generated sales growth.

- The U.S. economy continued to grow as consumer spending rose to record levels. Inflation, while still minimal, is creeping upward as total employee compensation increases in a low unemployment environment.

- For the year ended December 31, 1999, the Russell 3000-Registered Trademark-Value Index* increased 6.65%. Although large caps still outperformed small- to mid-cap stocks, the performance gap diminished.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russel 3000-Registered Trademark- Value Index is an unmanaged index generally representative of the U.S. stock market. It contains securities that value managers typically select from the Russel 3000-Registered Trademark- Index. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 1999
--------------------------------------------------------------------------------
                                STRONG VALUE FUND
--------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal      Value
                                                           Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 97.0%
AEROSPACE & DEFENSE 0.7%
United Technologies Corporation                             6,500     $  422,500

AIRLINE 1.0%
Delta Air Lines, Inc.                                      12,100        602,731

AUTOMOBILE 2.8%
Ford Motor Company                                         31,000      1,656,563

BANK - MONEY CENTER 2.6%
Citigroup, Inc.                                            27,300      1,516,856

BEVERAGE - SOFT DRINK 0.5%
PepsiCo, Inc.                                               9,000        317,250

BROKERAGE & INVESTMENT MANAGEMENT 5.0%
The Bear Stearns Companies, Inc.                           23,900      1,021,725
Berkshire Hathaway, Inc. Class B (b)                        1,036      1,895,880
                                                                      ----------
                                                                       2,917,605
CHEMICAL - SPECIALTY 1.0%
Praxair, Inc.                                              12,100        608,781


COMMERCIAL SERVICE 4.3%
Avery Dennison Corporation                                 22,300      1,625,113
Equifax, Inc.                                              19,100        450,044
R.R. Donnelley & Sons Company (b)                          16,700        414,369
                                                                      ----------
                                                                       2,489,526
COMPUTER - MANUFACTURERS 0.7%
Compaq Computer Corporation                                15,000        405,938

COMPUTER SERVICE 2.1%
Convergys Corporation (b)                                  40,000      1,230,000

CONTAINER 0.1%
Sealed Air Corporation (b)                                  1,500         77,719

ELECTRICAL EQUIPMENT 1.5%
General Electric Company                                    5,500        851,125

FINANCE - MISCELLANEOUS 3.2%
American Express Company                                    6,300      1,047,375
First Data Corporation                                     16,400        808,725
                                                                      ----------
                                                                       1,856,100
HEALTHCARE - BIOMEDICAL/GENETIC 3.7%
Gilead Sciences, Inc. (b)                                  10,000        541,250
Maxygen, Inc. (b)                                             500         35,500
The PE Corporation - Celera Genomics Group (b)             10,500      1,564,500
                                                                      ----------
                                                                       2,141,250
HEALTHCARE - DRUG/DIVERSIFIED 3.4%
American Home Products Corporation                         49,700      1,960,044

HEALTHCARE - INSTRUMENTATION 0.3%
Affymetrix, Inc. (b)                                        1,000        169,688

HEALTHCARE - PRODUCT 0.2%
Sepracor, Inc. (b)                                          1,000         99,188

INSURANCE - ACCIDENT & HEALTH 3.5%
UnumProvident Corporation                                  63,797      2,045,491

INSURANCE - LIFE 1.2%
Lincoln National Corporation                               17,000        680,000

INSURANCE - PROPERTY & CASUALTY 6.6%
American International Group, Inc.                         21,033     $2,274,193
MBIA, Inc.                                                 17,400        918,938
Travelers Property Casualty Corporation Class A            19,200        657,600
                                                                      ----------
                                                                       3,850,731

LEISURE PRODUCT 1.0%
Mattel, Inc.                                               45,800        601,125

LEISURE SERVICE 2.1%
The Walt Disney Company                                    42,000      1,228,500

MEDIA - CABLE TV 2.1%
Charter Communications, Inc. Class A (b)                   33,100        724,062
Cox Communications, Inc. Class A (b)                        9,400        484,100
                                                                      ----------
                                                                       1,208,162

MEDIA - PUBLISHING 4.7%
Harcourt General, Inc.                                     21,300        857,325
Knight-Ridder, Inc.                                         7,700        458,150
New York Times Company Class A                             13,100        643,537
PRIMEDIA, Inc. (b)                                         10,000        165,000
Readers Digest Association, Inc. Class A                   22,200        649,350
                                                                      ----------
                                                                       2,773,362

MEDIA - RADIO/TV 5.6%
CBS Corporation (b)                                        51,900      3,318,356

NATURAL GAS DISTRIBUTION 3.2%
Kinder Morgan, Inc.                                        91,200      1,841,100

OIL - INTERNATIONAL INTEGRATED 4.1%
Chevron Corporation                                        11,000        952,875
Exxon Mobil Corporation                                    10,945        881,757
Texaco, Inc.                                               10,800        586,575
                                                                      ----------
                                                                       2,421,207

OIL WELL EQUIPMENT & SERVICE 2.5%
Schlumberger, Ltd.                                         22,900      1,288,125
Transocean Sedco Forex, Inc.                                4,433        149,337
                                                                      ----------
                                                                       1,437,462

PERSONAL & COMMERCIAL LENDING 3.5%
Associates First Capital Corporation                       74,648      2,048,154

PRECIOUS METAL/GEM/STONE 1.5%
Barrick Gold Corporation                                   49,600        877,300

RAILROAD 1.3%
CSX Corporation                                            23,300        731,037


REAL ESTATE 4.5%
Plum Creek Timber Company, Inc.                            25,700        642,500
Vornado Operating, Inc. (b)                                 4,020         24,120
Vornado Realty Trust                                       60,300      1,959,750
                                                                      ----------
                                                                       2,626,370

RETAIL - DEPARTMENT STORE 4.6%
Federated Department Stores, Inc. (b)                      52,600      2,659,587

RETAIL - RESTAURANT 4.8%
Brinker International, Inc. (b)                            17,000        408,000
McDonald's Corporation                                     59,300      2,390,531
                                                                      ----------
                                                                       2,798,531

RETAIL - SPECIALTY 2.3%
Barnes & Noble, Inc. (b)                                   27,400        565,125
Heilig-Meyers Company                                      50,000        137,500
Sotheby's Holdings, Inc. Class A                           20,800        624,000
                                                                      ----------
                                                                       1,326,625

SHOE & APPAREL MANUFACTURING 1.3%
NIKE, Inc. Class B                                         15,300        758,306

                         STRONG VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal        Value
                                                          Amount         (Note 2)
--------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT 1.4%
Corning, Inc.                                               4,000     $  515,750
Plantronics, Inc. (b)                                       4,400        314,875
                                                                      ----------
                                                                         830,625

TELECOMMUNICATIONS - SERVICES 2.1%
AT&T Corporation                                            7,850        398,387
Montana Power Company                                      23,600        851,075
                                                                      ----------
                                                                       1,249,462

--------------------------------------------------------------------------------
Total Common Stocks (Cost $46,694,541)                                56,634,357
--------------------------------------------------------------------------------

PREFERRED STOCKS 0.0%
Healthcare - Patient Care
Fresenius National Medical Care
  Holdings, Inc. Class D (b)                                8,500             85

--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $0)                                              85
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.0%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%                  $ 946,200        946,200
Warner Lambert Company, 6.08%                           1,386,000      1,386,000
Wisconsin Electric Power Company, 6.04%                    24,500         24,500


--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,356,700)                         2,356,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $49,051,241) 101.0%             58,991,142
Other Assets and Liabilities, Net (1.0%)                                (584,898)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                    $58,406,244
================================================================================


LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.


Percentages are stated as a percent of net assets.



                                                                               5
                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1999

                                                                       Strong
                                                                     Value Fund
                                                                    ------------
ASSETS:
   Investments in Securities, at Value (Cost of $49,051,241)         $58,991,142
   Receivable for Fund Shares Sold                                         7,207
   Dividends and Interest Receivable                                      38,678
   Other Assets                                                           21,193
                                                                     -----------
   Total Assets                                                       59,058,220

LIABILITIES:
   Payable for Securities Purchased                                      623,687
   Payable for Fund Shares Redeemed                                        6,392
   Accrued Operating Expenses and Other Liabilities                       21,897
                                                                     -----------
   Total Liabilities                                                     651,976
                                                                     -----------
NET ASSETS                                                           $58,406,244
                                                                     -----------
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                     $45,886,434
   Undistributed Net Investment Income                                     7,977
   Undistributed Net Realized Gain                                     2,571,932
   Net Unrealized Appreciation                                         9,939,901
                                                                     -----------
   Net Assets                                                        $58,406,244
                                                                     -----------
Capital Shares Outstanding (Unlimited Number Authorized)               4,745,116

NET ASSET VALUE PER SHARE                                                 $12.31
                                                                          ------


6
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

----------------------------------------------------------------------------------
For the Year Ended December 31, 1999
                                                                         Strong
                                                                       Value Fund
                                                                      ------------

INCOME:
   Dividends                                                           $   997,182
   Interest                                                                327,227
                                                                       -----------
   Total Income                                                          1,324,409

EXPENSES:
   Investment Advisory Fees                                                772,670
   Custodian Fees                                                            5,300
   Shareholder Servicing Costs                                             169,773
   Other                                                                   106,755
                                                                       -----------
   Total Expenses before Fees Paid Indirectly by Advisor                 1,054,498
   Fees Paid Indirectly by Advisor (Note 3)                                   (923)
                                                                       -----------
   Expenses, Net                                                         1,053,575
                                                                       -----------
NET INVESTMENT INCOME                                                      270,834

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain on Investments                                     11,763,304
   Net Change in Unrealized Appreciation/Depreciation on Investments   (13,605,810)
                                                                       -----------
NET LOSS ON INVESTMENTS                                                 (1,842,506)
                                                                       -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  ($ 1,571,672)
                                                                       -----------

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------
                                                                             Strong Value Fund
                                                                     -------------------------------
                                                                      Year Ended        Year Ended
                                                                     Dec. 31, 1999     Dec. 31, 1998
                                                                     -------------     -------------
OPERATIONS:
   Net Investment Income                                              $   270,834      $   497,380
   Net Realized Gain                                                   11,763,304        3,779,680
   Net Change in Unrealized Appreciation/Depreciation                 (13,605,810)       9,933,445
                                                                      -----------      -----------
   Net Increase/Decrease in Net Assets Resulting from Operations       (1,571,672)      14,210,505

DISTRIBUTIONS:
   From Net Investment Income                                            (277,238)        (446,330)
   From Net Realized Gains                                             (9,665,364)      (5,167,200)
                                                                      -----------      -----------
   Total Distributions                                                 (9,942,602)      (5,613,530)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                           16,389,128       45,279,469
   Proceeds from Reinvestment of Distributions                          9,624,954        5,500,744
   Payment for Shares Redeemed                                        (47,444,095)     (61,562,894)
                                                                      -----------      -----------
   Net Decrease in Net Assets from Capital Share Transactions         (21,430,013)     (10,782,681)
                                                                      -----------      -----------
TOTAL DECREASE IN NET ASSETS                                          (32,944,287)      (2,185,706)

NET ASSETS:
   Beginning of Year                                                   91,350,531       93,536,237
                                                                      -----------      -----------
   End of Year                                                        $58,406,244      $91,350,531
                                                                      -----------      -----------
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                 1,105,116        3,192,624
   Issued in Reinvestment of Distributions                                772,501          380,493
   Redeemed                                                            (3,241,916)      (4,257,839)
                                                                        ---------        ---------
   Net Decrease in Shares of the Fund                                  (1,364,299)        (684,722)
                                                                        ---------          -------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1999

1.   Organization

     The Strong Value Fund is a diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders-- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks-- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments, due to currency, political, economic, regulatory and market risks.

     (E) Futures-- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options-- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Additional securities held by the Fund may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

--------------------------------------------------------------------------------
December 31, 1999

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements-- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Sloate, Weisman, Murray & Company, Inc. ("Sloate") manages the investments of Strong Value Fund under an agreement with the Advisor. Sloate is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 1999, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the year then ended, were $9,427, $170,836 and $1,500, respectively.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, for the year ended December 31, 1999 were $73,978,434 and $102,675,493, respectively. There were no purchases or sales of long-term government securities during the year-ended December 31, 1999.

6.   Income Tax Information

     At December 31, 1999, the cost of investments in securities for federal income tax purposes was $49,077,497. Net unrealized appreciation of securities was $9,913,645 consisting of gross unrealized appreciation and depreciation of $11,780,954 and $1,867,309, respectively.

     During the year ended December 31, 1999, the Fund paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders of $7,958,213 (unaudited).

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1999 which is designated as qualifying for the dividends-received deduction is 100.0%
     (unaudited).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG VALUE FUND
--------------------------------------------------------------------------------

                                                                                                    Year Ended
                                                                                   ------------------------------------------
                                                                                   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
Selected Per-Share Data(a)                                                           1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $14.95     $13.77      $11.55     $10.00
Income From Investment Operations
   Net Investment Income                                                             0.06       0.08        0.10       0.13
   Net Realized and Unrealized Gains (Losses) on Investments                        (0.36)      1.97        2.86       1.55
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                 (0.30)      2.05        2.96       1.68
Less Distributions
   From Net Investment Income                                                       (0.06)     (0.07)      (0.10)     (0.13)
   From Net Realized Gains                                                          (2.28)     (0.80)      (0.64)       --
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                              (2.34)     (0.87)      (0.74)     (0.13)
-----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                                    $12.31     $14.95      $13.77     $11.55
-----------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                      -2.0%     +15.2%      +25.9%     +16.8%
  Net Assets, End of Period (In Millions)                                            $58        $91         $94        $55
  Ratio of Expenses to Average Net Assets without Fees Paid Indirectly by Advisor    1.4%       1.3%        1.3%       1.5%
  Ratio of Expenses to Average Net Assets                                            1.4%       1.3%        1.3%       1.5%
  Ratio of Net Investment Income to Average Net Assets                               0.3%       0.5%        0.8%       1.5%
  Portfolio Turnover Rate                                                          103.8%      92.6%      103.0%      89.5%

  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of Strong Equity Funds, Inc.
and the Shareholders of Strong Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Value Fund (one of the portfolios constituting the Strong Equity Funds, Inc.) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 2, 2000

                                   DIRECTORS
                                Richard S. Strong
                                Marvin E. Nevins
                                 William F. Vogt
                                 Willie D. Davis
                                 Stanley Kritzik
                                  Neal Malicky

                                    OFFICERS
                    Richard S. Strong, CHAIRMAN OF THE BOARD
                        Thomas M. Zoeller, VICE PRESIDENT
                       Dennis A. Wallestad, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                         John S. Weitzer, VICE PRESIDENT
                            John W. Widmer, TREASURER
                      Rhonda K. Haight, ASSISTANT TREASURER

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR

                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

               For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-1030, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials. Strong Investments, Inc. RT0952-0200

                           To order a free prospectus kit, call
                                    1-800-368-1030

                    To learn more about our funds, discuss an existing
                         account, or conduct a transaction, call
                                    1-800-368-3863

                        If you are a Financial Professional, call
                                    1-800-368-1683

                                Visit our web site at
                                  www.eStrong.com

                   [LOGO]     STRONG FUNDS-Registered Trademark-
                                    P.O. Box 2936
                               Milwaukee, Wisconsin 53201